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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (Date of earliest event reported): MAY 4, 2004



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



    1-12733                                                     41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


  27175 HAGGERTY ROAD, NOVI, MICHIGAN                     48377
(Address of Principal Executive Offices)                (Zip Code)


                                  248-675-6000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

On May 4, 2004, Tower Automotive, Inc. (the "Company") issued a press release announcing a proposed offering of convertible senior debentures in the principal amount of $110 million. A copy of the press release is attached as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits.

99.1     Press release dated May 4, 2004.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TOWER AUTOMOTIVE, INC.



Date:  May 4, 2004                  By:/s/ James A. Mallak
                                      ----------------------------------
                                           James A. Mallak
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX


99.1         Press Release dated May 4, 2004